SUPPLEMENT DATED NOVEMBER 19, 2021

to the

Prospectus Dated August 28, 2021 For

New York Life Variable Universal Life Accumulator II

Investing In

NYLIAC Variable Universal Life Separate Account- I

This supplement amends the prospectus for the variable universal life policy referenced above. You should read this information carefully and retain this supplement for future reference. All terms used herein have the meaning assigned to them in the prospectus.

The purpose of this supplement is to revise the availability of Series 1 Policies in New York and California. On or after November 20, 2021, only Series 2 Policies will be available in those jurisdictions and Series 1 Policies will no longer be offered. With that purpose in mind please note:

As of November 20, 2021, the following changes are made to the sections of the prospectus referenced below:

Overview of the Policy—1. Purposes of the Policy

The third sentence of the section, “Please refer to ‘State Variations and Rider Availability’ for the availability of Series 1 and Series 2 Policies on or after August 28, 2021.” is hereby deleted.

State Variations and Rider Availability

The sub-section on “Availability of Series 2 Policies” is hereby deleted in its entirety.

The sub-section on the “Overloan Protection Rider” is hereby deleted in its entirety and replaced with the following:

For Series 2 Policies, your policy will include the Overloan Protection Rider. For Series 1 Policies, your policy included the Overloan Protection Rider only if you elected the GPT as the policy’s Life Insurance Qualification Test.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010